SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
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UNI-PIXEL, INC.
(Name of Registrant as Specified In Its Charter)
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Uni-Pixel, Inc.

8708 Technology Forest Place, Suite 100

The Woodlands, Texas 77381

NOTICE OF

ACTION TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS

IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS,

DATED JANUARY 27, 2010

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

To the Holders of Common Stock of Uni-Pixel, Inc.:

We will commence mailing this Information Statement on or about September 22, 2010 to the stockholders of record on January 27, 2010 of Uni-Pixel, Inc., a Delaware corporation (the “Company”).  The purpose of this information statement is to inform the Company’s stockholders of the action taken by the written consent of the holders of a majority of the Company’s outstanding common stock dated January 27, 2010 regarding the adoption of the 2010 Stock Incentive Plan. This Information Statement will serve as written notice to stockholders pursuant to Section 228 of the General Corporation Law of the State of Delaware.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By Order of the Board of Directors

Reed J. Killion
President and Chief Executive Officer

The Woodlands, Texas

September 7, 2010

INFORMATION STATEMENT

Uni-Pixel, Inc., a Delaware corporation, with its principal executive offices located at 8708 Technology Forest Place, Suite 100, The Woodlands, Texas 77381, is sending you this information statement to notify you of the approval of the 2010 Stock Incentive Plan by written consent, in lieu of a special meeting of stockholders, by the holders of a majority of the Company’s outstanding common stock. References in this information statement to the “Company,” “our company,” “us,” “we,” or “our” are to Uni-Pixel, Inc.

We will commence mailing this information statement on or about September 17, 2010 to the holders of record on January 27, 2010 (the “Record Date”) of the outstanding shares of our common stock.

GENERAL INFORMATION

On January 15, 2010, the board of directors of the Company unanimously adopted resolutions approving the 2010 Stock Incentive Plan, and on January 27, 2010, the holders of a majority of the Company’s outstanding common stock approved the 2010 Stock Incentive Plan by written consent in lieu of a special meeting.  It is recommended that you read the information statement in its entirety for a full description of the actions approved by the majority of the Company’s outstanding common stock.

Expenses in connection with the distribution of this information statement will be paid by the Company.  The Company will request brokerage houses, nominees, custodian, fiduciaries and other similar persons or entities to forward this information statement to beneficial owners of its voting securities held of record by them, and the Company will reimburse those persons or entities for our-of-pocket expenses incurred in forwarding the information statement.

OUTSTANDING SHARES AND VOTING RIGHTS

As of January 27, 2010, the Record Date, the Company’s had 52,100,535 shares of its common stock issued and outstanding.  Each share of the Company’s common stock entitles its holder to one vote on any matter submitted to the stockholders.  However, because the stockholders holding at least a majority of the Company’s outstanding common stock as of the Record Date have voted in favor of approval of the 2010 Stock Incentive Plan by written consent, no other consents are solicited in connection with this information statement.

Under Delaware law, unless otherwise provided in the certificate of incorporation, any action that can be taken at a meeting of stockholders can be taken without a meeting if written consent to the action is signed by the holders of outstanding stock having the minimum number of votes necessary to authorize or take such action at a meeting of the stockholders.  The Company’s bylaws require the affirmative vote of the majority of shares entitled to vote on the matter.

The following shareholders, holding 59.6% of our common stock as of the Record Date consented to the proposal in a written consent in lieu of a special meeting:

Name	Number of Shares of Common Stock

The Raptor Global Portfolio Ltd.	15,424,958
The Altar Rock Fund Liquidating Trust	131,229
The Tudor BVI Global Portfolio L.P.	4,929,111
Merrill Lynch Pierce, Fenner & Smith Inc.	8,717,819
Reed Killion *	650,000
Dan Van Ostrand *	827,500
James Tassone *	376,250

* Director and/or executive officer of the Company

APPROVAL OF THE 2010 STOCK INCENTIVE PLAN

We believe that our growth depends significantly upon the efforts of our employees, directors and consultants and that such individuals are best motivated to put forth maximum effort on our behalf if they own an equity interest in our company.  So that we may continue to provide equity incentives to our key employees, directors and consultants, the board of directors approved adoption of the 2010 Stock Incentive Plan (the “Plan”) on January 15, 2010, and a majority of our stockholders approved adoption of the Plan by written consent on January 27, 2010.  The following summary of the Plan is qualified in its entirety by reference to the full text of the Plan, which is attached hereto as Annex A.

Summary of the 2010 Stock Incentive Plan

Administration

The board of directors or a committee thereof will generally administer the Plan and has authority to make awards under the Plan and to set the terms of the awards.  The board of directors will also generally have the authority to interpret the Plan, to establish any rules or regulations relating to the Plan that it determines to be appropriate and to make any other determination that it believes necessary or advisable for proper administration of the Plan.  The board may delegate to one or more of our officers the power to grant awards and to modify or terminate awards granted to eligible persons who are not our executive officers or directors, subject to certain limitations.

Eligible Participants

The following persons are eligible to participate in the Plan:

•                  our employees and the employees of related entities;

•                  members of our board of directors or the board of directors of a related entity; and

•                  consultants and advisers who provide services to us or a related entity.

A “related entity” means any parent or subsidiary of our company, and any business, corporation, partnership, limited liability company or other entity in which we, a parent or a subsidiary holds a substantial ownership interest, directly or indirectly.  The number of employees, directors and consultants eligible to receive awards under the Plan is approximately 20 persons, consisting of 14 employees, 4 outside directors and 2 consultants of our company.

Number of Shares

The maximum number of shares of our common stock with respect to which awards may be granted under the Plan is 9,000,000.  Awards that may be paid only in cash will not be counted against this share limit.  Shares subject to awards that are forfeited, canceled or expire will again be available for awards.  Under no circumstances may the number of shares issued pursuant to incentive stock options exceed 9,000,000 shares.  The shares to be delivered under this Plan will be made available from our authorized but unissued shares of common stock or from shares acquired by us on the open market or otherwise.

Types of Awards

Awards under the Plan may consist of any type of arrangement that by its terms involves or might involve the issuance of (i) shares of our common stock, both restricted and unrestricted, (ii) stock options (both nonqualified and incentive), stock appreciation rights, or similar rights with a fixed or variable price related to the fair market value of our common stock and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or (iii) any other securities with the value derived from the value of the shares of our common stock.

Adjustments

Subject to any required action by our stockholders, the number of shares of common stock covered by each outstanding award, and the number of shares of common stock that have been authorized for issuance under the Plan but as to which no awards have yet been granted or which have been returned to the plan, the exercise or purchase price of each such outstanding award, as well as any other terms that the board determines require adjustment shall be proportionately adjusted for (a) any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the shares, or similar transaction affecting the common stock, (b) any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by the Company, or (c) as the board of directors may determine in its discretion, any other transaction with respect to the common stock to which Section 424(a) of the Internal Revenue Code applies or a similar transaction.  Such adjustment shall be made by the board of directors and its determination shall be final, binding and conclusive.

Effect of Change in Control

Unless provided otherwise in an award agreement, if, within 12 months following a change in control of the Company (as defined in the Plan), a participant’s employment is terminated by the Company without cause or by the employee for good reason (as those terms are defined in the Plan), all outstanding awards under the Plan will become vested.

Amendment or Termination

The Plan may be amended or terminated at any time by the board of directors, except that no amendment may materially impair an award previously granted without the consent of the participant and no amendment may be made without stockholder approval if required.  Unless terminated sooner, no awards will be made under the Plan after January 15, 2020.

Federal Income Tax Consequences of Awards

The federal income tax consequences related to the issuance of stock options and other types of awards that may be granted under the Plan are summarized below. Participants who are granted awards under the Plan should consult their own tax advisors to determine the tax consequences based on their particular circumstances.

Stock Options

A participant who is granted a stock option normally will not realize any income, nor will our company normally receive any deduction for federal income tax purposes, in the year the option is granted.

When a nonqualified stock option granted through the Plan is exercised, the participant will realize ordinary income measured by the difference between the aggregate purchase price of the shares acquired and the aggregate fair market value of the shares acquired on the exercise date and, subject to the limitations of Section 162(m) of the Internal Revenue Code, we will be entitled to a deduction in the year the option is exercised equal to the amount the participant is required to treat as ordinary income.

An employee generally will not recognize any income upon the exercise of any incentive stock option, but the excess of the fair market value of the shares at the time of exercise over the option price will be an item of tax preference, which may, depending on particular factors relating to the employee, subject the employee to the alternative minimum tax imposed by Section 55 of the Internal Revenue Code. The alternative minimum tax is imposed in addition to the federal individual income tax, and it is intended to ensure that individual taxpayers do not completely avoid federal income tax by using preference items. An employee will recognize capital gain or loss in the amount of the difference between the exercise price and the sale price on the sale or exchange of stock acquired pursuant to the exercise of an incentive stock option, provided the employee does not dispose of such stock within two years from the date of grant and one year from the date of exercise of the incentive stock option (the holding periods). An employee disposing of such shares before the expiration of the holding periods will recognize ordinary income generally equal to the difference between the option price and the fair market value of the stock on the date of exercise. The remaining gain, if any, will be capital gain. Our company will not be entitled to a federal income tax deduction in connection with the exercise of an incentive stock option, except where the employee disposes of the shares received upon exercise before the expiration of the holding periods.

If the exercise price of a nonqualified option is paid by the surrender of previously owned shares, the basis and the holding period of the previously owned shares carry over to the same number of shares received in exchange for the previously owned shares. The compensation income recognized on exercise of these options is added to the basis of the shares received. If the exercised option is an incentive stock option and the shares surrendered were acquired through the exercise of an incentive stock option and have not been held for the holding periods, the optionee will recognize income on such exchange, and the basis of the shares received will be equal to the fair market value of the shares surrendered. If the applicable holding period has been met on the date of exercise, there will be no income recognition and the basis and the holding period of the previously owned shares will carry over to the same number of shares received in exchange, and the remaining shares will begin a new holding period and have a zero basis.

Restricted Stock

Unless the participant makes an election to accelerate recognition of the income to the date of grant (as described below), the participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the shares as of that date, and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m) of the Internal Revenue Code. If the participant files an election under Section 83(b) of the Internal Revenue Code within 30 days of the date of grant of restricted stock, the participant will recognize ordinary income as of the date of the grant equal to the fair market value of the stock as of that date, and our company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. If the stock is later forfeited, however, the participant will not be able to recover the tax previously paid pursuant to a Section 83(b) election.

Stock Appreciation Rights

Generally, a participant who is granted a stock appreciation right under the Plan will not recognize any taxable income at the time of the grant. The participant will recognize ordinary income upon exercise equal to the amount of cash or the fair market value of the stock received on the day it is received, and we will be entitled to a deduction equal to the amount of ordinary income that the participant is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under Section 162(m).

Section 409A

If any award constitutes nonqualified deferred compensation under Section 409A of the Internal Revenue Code, it will be necessary that the award be structured to comply with Section 409A to avoid the imposition of additional tax, penalties and interest on the participant.

Payment of Withholding Taxes

We may withhold from any payments or stock issuances under the Plan, or collect as a condition of payment, any taxes required by law to be withheld.

The foregoing discussion summarizes the federal income tax consequences of awards that may be granted under the Plan based on current provisions of the Internal Revenue Code, which are subject to change. This summary does not cover any foreign, state or local tax consequences.

Plan Benefits under 2010 Stock Incentive Plans

The grant of awards under the Plan is entirely in the discretion of the board of directors.  As of the date of this information statement, we have granted the following stock options under the Plan:

Recipient	No. of Options Granted(1)	Exercise Price of Options

Executive Officers:
Reed J. Killion, President and Chief Executive Officer	1,000,000	$0.50
James A. Tassone, former Chief Financial Officer	1,000,000	$0.50
Dan Van Ostrand, SVP Research and Development	500,000	$0.50
Robert Petcavich, Chief Technology Officer, SVP and General Manager	1,200,000	$0.50
Jeffrey W. Tomz, current Chief Financial Officer	820,000	$0.50
All current executive officers as a group	4,520,000	$0.50
All current directors who are not executive officers, as a group	960,000	$0.50
All employees who are not executive officers, as a group	3,560,000	$0.50

(1)           Of the stock options granted under the Plan, 2,340,000 have terminated as of the date of this information statement.

Equity Compensation Plan Information

The following table presents information about shares of Common Stock that may be issued upon the exercise of stock options under all of our existing equity compensation plans as of December 31, 2009.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)(1)

Equity compensation plans approved by security holders	4,551,119	$1.64	1,448,881

Equity compensation plans not approved by security holders	1,300,000	$1.24	—

Total	5,851,119	$1.55	1,448,881

(1)

As of December 31, 2009, there were 50,000 shares remaining available for future issuance under the 2005 Stock Incentive Plan and there were 1,398,881 shares remaining available for future issuance under the 2007 Stock Incentive Plan.

EXECUTIVE COMPENSATION

The table below summarizes the total compensation paid to or earned by our principal executive officer, our principal financial officer and each of our two other executive officers other than our principal executive officer and principal financial officer.  The amounts represented in the “Option Awards” column reflect the stock compensation expense recorded by the Company pursuant to ASC Topic 718 and does not necessarily equate to the income that will ultimately be realized by the named executive officers for such awards.

2009 Summary Compensation Table

						Nonqualified
					Non-Equity	Deferred	All Other
Name and				Option	Incentive Plan	Compensation	Compensation
Principal Position	Year	Salary	Bonus (1)	Awards (2)	Compensation	Earnings	(3)	Total

Reed J. Killion	2009	$213,542	$—	$323,143	—	—	$11,500	$548,185
Chief Executive Officer, President (Principal Executive Officer) & Director	2008	238,937	—	330,152	—	—	12,000	581,089

James A. Tassone(4)	2009	150,875	—	57,986	—	—	11,500	220,361
Chief Financial Officer	2008	171,175	—	80,337	—	—	12,000	263,512

Dan Van Ostrand	2009	136,667	—	18,494	—	—	—	155,161
Vice President Research & Development	2008	155,000	—	—	—	—	—	155,000

Robert Petcavich	2009	167,963	—	143,569	—	—	—	311,532
Vice President & General Manager Opcuity Films	2008	188,250	—	125,075	—	—	—	313,325

(1)	Amounts reflect the aggregate annual cash bonus earned by each of our named executive officers for fiscal years 2009 and 2008. There were no cash bonus paid for fiscal years 2009 and 2008.

(2)

For 2009 and 2008, the amounts reflect the compensation cost recognized in 2009 and 2008, respectively, for stock options in accordance with ASC Topic 718, which reflects the fair value of all stock-based compensation on the date of grant. For additional information relating to the assumptions made by us in connection with the valuation of these awards for 2009, refer to Note 3 of our financial statements herein. For additional information relating to the assumptions made by us in connection with the valuation of these awards for 2008, refer to Note 3 of our financial statements in our Annual Report on Form 10-KSB for the year ended December 31, 2008.

(3)	Excludes perquisites and other personal benefits unless such compensation was greater than $10,000. For Mr. Killion and Mr. Tassone, amounts include a car allowance.

(4)	Effective March 14, 2010, Mr. Tassone resigned as chief financial officer of the Company.

401(k) Plan

Effective February 2007, the Company created an employee benefit plan available to all full-time employees under Section 401(k) of the Internal Revenue Code (“401(k) plan”). Employees may make contributions up to a specified percentage of their compensation, as defined. The Company is not obligated to make contributions under the 401(k) plan. In addition, the Company did not make any matching employer contribution to the 401(k) Plan in 2009 or 2008.

Employment Agreements

As of December 31, 2009, the Company does not have any employment agreements outstanding.

Outstanding Equity Awards at December 31, 2009

	Option Awards						Stock Awards
									Equity
									Incentive
									Plan
									Awards:	Equity Incentive
								Market	Number of	Plan Awards:
							Number	Value of	Unearned	Market or
	Number of		Number of				of Shares	Shares or	Shares,	Payout Value of
	Securities		Securities				or Units	Units of	Units or	Unearned
	Underlying		Underlying				of Stock	Stock	Other	Shares, Units or
	Unexercised		Unexercised		Option	Option	That	That	Rights	Other Rights
	Options		Options		Exercise	Expiration	Have Not	Have Not	That Have	That Have Not
Name	Exercisable		Unexercisable		Price	Date	Vested	Vested	Not Vested	Vested

Reed J. Killion	450,000		—		$2.00	3/15/2015	—	—	—	—
	618,750	(a)	191,250	(a)	1.45	9/13/2017	—	—	—	—
	115,313	(b)	87,187	(b)	1.45	4/18/2018	—	—	—	—
	25,000		—		1.45	1/30/2019	—	—	—	—

James A. Tassone	200,000		—		2.00	4/19/2015	—	—	—	—
	80,208	(a)	24,792	(a)	1.45	9/13/2017	—	—	—	—
	14,948	(b)	11,302	(b)	1.45	4/18/2018	—	—	—	—
	25,000		—		1.45	1/30/2019	—	—	—	—

Dan Van Ostrand	25,000		—		1.45	1/30/2019	—	—	—	—

Robert Petcavich	333,333	(c)	166,667	(c)	1.45	1/7/2018	—	—	—	—
	25,000		—		1.45	1/30/2019

(a)          Vests monthly over 36 months beginning September 13, 2007.

(b)         Vests monthly over 36 months beginning April 18, 2008.

(c)          Vests monthly over 36 months beginning January 7, 2008.

Director Compensation

The table below summarizes the total compensation paid to or earned by our directors during 2009. The amounts represented in the “Option Awards” column reflects the stock compensation expense recorded by the Company and does not necessarily equate to the income that will ultimately be realized by the director for such awards.   The table does not include Mr. Killion whose compensation is described in the Summary Compensation Table above.

2009 Director Summary Compensation Table

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Bruce Berkoff	$—	—	$27,184	—	—	—	$27,184

Bernard Marren	—	—	27,184	—	—	—	27,184

Carl Yankowski	—	—	27,184	—	—	—	27,184

Ross Young	—	—	30,574	—	—	—	30,574

Overview

Uni-Pixel’s director compensation program consists of cash-based as well as equity-based compensation. The Board of Directors recognizes that cash compensation is an integral part of the compensation program and has instituted a fixed fee structure to provide compensation relative to the required time commitment of each director. The equity component of Uni-Pixel’s director compensation program is designed to build an ownership stake in the Company while conveying an incentive to directors relative to the returns recognized by our shareholders.

Cash-Based Compensation

Company non-employee directors receive an annual stipend of $40,000 paid monthly.   All directors are reimbursed ordinary and reasonable expenses incurred in exercising their responsibilities in accordance the Company’s Travel and Entertainment Expense Reimbursement policy applicable to all employees of the Company.  The non-employee directors waived their cash compensation fees in November 2008 and December 2008 and for all of fiscal 2009.

Equity-Based Compensation

Under provisions adopted by the Board of Directors, each non-employee director receives an option to purchase 100,000 shares of our common stock issued upon his first election to the Board of Directors.  These options vest monthly over three years. Stock options granted under the plan are priced at the closing market price of the Company’s stock on the day of grant.

Pension and Benefits

The non-employee directors are not eligible to participate in the Company’s benefits plans, including the 401(k) plan.

Indemnification Agreements

The Company’s certificate of incorporation requires the Company to indemnify both the directors and officers of the Company to the fullest extent permitted by Delaware state law.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

We have set forth in the following table certain information regarding our common stock, on an as converted basis, beneficially owned by (i) each stockholder we know to be the beneficial owner of 5% or more of our outstanding common stock, (ii) each of our directors and named executive officers, and (iii) all executive officers and directors as a group. Generally, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days pursuant to options, warrants, conversion privileges or similar rights.  Unless otherwise indicated, ownership information is as of August 31, 2010.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership(1)		Percent of Class
Directors and Officers:
Reed J. Killion	2,256,563	(2)	4.2%
Robert J. Petcavich	797,222	(3)	1.5%
Dan Van Ostrand	977,500	(4)	1.9%
Jeffrey W. Tomz	646,700	(5)	1.2%
James A. Tassone	1,206,771	(6)	2.3%
Carl J. Yankowski	1,155,000	(7)	2.2%
Bernard Marren	175,000	(8)	0.3%
Bruce Berkoff	155,000	(9)	0.3%
Ross Young	136,944	(10)	0.3%
All Directors and Executive Officers as a Group (8 persons)	6,299,929	(11)	11.9%
5% Stockholders:
The Raptor Global Portfolio Ltd.
The Altar Rock Fund Liquidating Trust 50 Rowes Wharf 6th Floor Boston, MA 02110	21,541,489	(12)	37.1%
The Tudor BVI Global Portfolio, L.P.
Tudor Investment Corporation
1275 King Street Greenwich, CT 06831	6,825,606	(13)	12.6%
Merrill Lynch Pierce, Fenner & Smith Incorporated
One Bryant Park New York, NY 10036	12,539,590	(14)	22.4%

(1)

Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and is generally determined by voting powers and/or investment powers with respect to securities. Unless otherwise noted, all of such shares of common stock listed above are owned as of August 31, 2010 and are owned of record by each individual named as beneficial owner and such individual has sole voting and dispositive power with respect to the shares of Common Stock owned by each of them.

(2)	Includes options to purchase 1,706,563 shares of common stock exercisable within 60 days from August 31, 2010.

(3)	Includes options to purchase 797,222 shares of common stock exercisable within 60 days from August 31, 2010.

(4)	Includes options to purchase 150,000 shares of common stock exercisable within 60 days from August 31, 2010.

(5)	Includes options to purchase 480,000 shares of common stock exercisable within 60 days from August 31, 2010.

(6)

Includes options to purchase 830,521 shares of common stock exercisable within 60 days from August 31, 2010. As announced by the Company in March 2010, Mr. Tassone resigned as Chief Financial Officer. Accordingly, the number of shares owned by Mr. Tassone is not included in the aggregate amount for all directors and executive officers as a group.

(7)	Includes options to purchase 1,155,000 shares of common stock exercisable within 60 days from August 31, 2010.

(8)	Includes options to purchase 175,000 shares of common stock exercisable within 60 days from August 31, 2010.

(9)	Includes options to purchase 155,000 shares of common stock exercisable within 60 days from August 31, 2010.

(10)	Includes options to purchase 136,944 shares of common stock exercisable within 60 days from August 31 2010.

(11)	Includes Jeffery Tomz, who was appointed Chief Financial Officer to replace Mr. Tassone. Mr. Tassone is not included in this aggregate amount as noted above

(12)

Based on an amended Schedule 13D filed with the SEC on November 10, 2009 jointly by The Raptor Global Portfolio Ltd. (“Master Fund”), The Altar Rock Fund Liquidating Trust (“Altar Rock”), Raptor Capital Management LP (the “Manager”), Raptor Capital Management GP LLC (“General Partner”), Raptor Group Holdings LP (“Group Holdings”), Raptor Holdco GP LLC (“Holdco”), Raptor Capital Management, Inc. (“RCM, Inc.”) and James J. Pallotta (“Mr. Pallotta”). Includes warrants to purchase 5,985,302 shares of common stock exercisable within 60 days from August 31, 2010. Manager is the investment manger of Master Fund and Altar Rock. General Partner is the general partner of Manager. Group Holdings is the managing member of General Partner. Holdco is the general partner of Group Holdings. RCM, Inc. is the managing member of Holdco and Mr. Pallotta is chairman of the board of directors, president and managing director of RCM, Inc. According to the amended 13D, (a) Master Fund beneficially owns 15,424,958 shares of common stock and warrants to purchase 5,934,812 shares of common stock, (b) Altar Rock beneficially owns 131,229 shares of common stock and warrants to purchase 50,490 shares of common stock and (c) General Partner, Group Holdings, Holdco, RCM, Inc. and Mr. Pallotta each beneficially owns 15,556,187 shares of common stock and warrants to purchase 5,985,302 shares of common stock, over which all the parties share voting and dispositive power.

(13)

Based on an amended Schedule 13D filed with the SEC on November 12, 2009 jointly by Tudor Investment Corporation (“TIC”), Paul Tudor Jones, III (“Jones”) and The Tudor BVI Global Portfolio L.P. (“BVI”) Includes warrants to purchase 1,896,495 shares of common stock exercisable within 60 days from August 31, 2010. TIC is a money management firm that provides investment advice to BVI, among others, and Jones is the Chairman and Chief Executive Officer of TIC, of which he owns a majority of the capital stock and voting securities. According to the amended Schedule 13D, TIC, Jones and BVI share voting and dispositive power over all shares beneficially owned.

(14)

Based on an amended Schedule 13G filed with the SEC on February 4, 2010 jointly by Bank of America Corporation and its wholly-owned subsidiary, Merrill Lynch, Pierce Fenner & Smith Incorporated.  Includes warrants to purchase 3,821,771 shares of common stock exercisable within 60 days from August 31, 2010. According to the amended Schedule 13G, Bank of America and Merrill Lynch share voting and dispositive power over all shares beneficially owned.

Appendix A

UNI-PIXEL, INC.

2010 STOCK INCENTIVE PLAN

1.                                       Purposes of the Plan.  The purposes of this Stock Incentive Plan are to attract and retain the best available personnel, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Corporation’s business.

2.                                       Definitions.

2.01.                        Certain Defined Terms. As used herein, the following definitions shall apply:

“Administrator” means the Board or any of the Committees appointed to administer the Plan.

“Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

“Applicable Laws” means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

“Assumed” means that (i) pursuant to a Corporate Transaction (as defined in section (i), (ii), or (iii) of the definition of such term) or a Related Entity Disposition, the contractual obligations represented by the Award are assumed by the successor entity or its Parent in connection with the Corporate Transaction or Related Entity Disposition or (ii) pursuant to a Corporate Transaction (as defined in sections (iv) or (v) of the definition of such term), the Award is affirmed by the Corporation. The Award shall not be deemed “Assumed” for purposes of terminating the Award (in the case of a Corporate Transaction) and the termination of the Continuous Service of the Grantee (in the case of a Related Entity Disposition) if pursuant to a Corporate Transaction or a Related Entity Disposition the Award is replaced with a comparable award with respect to shares of capital stock of the successor entity or its Parent.  However, for purposes of determining whether the vesting of the Award accelerates, the Award shall be deemed “Assumed” if the Award is replaced with such a comparable stock award or the Award is replaced with a cash incentive program of the successor entity or Parent thereof which preserves the compensation element of such Award existing at the time of the Corporate Transaction or Related Entity Disposition and provides for subsequent payout in accordance with the same vesting schedule applicable to such Award.

The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

“Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Performance Unit, Performance Share, or other right or benefit under the Plan.

“Award Agreement” means the written agreement evidencing the grant of an Award executed by the Corporation and the Grantee, including any amendments thereto.

“Board” means the Board of Directors of the Corporation.

“Cause” means, with respect to the termination by the Corporation or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term is expressly defined in a then-effective written agreement between the Grantee and the Corporation or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s: (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Corporation or a Related Entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Corporation or a Related Entity; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person.

“Change in Control” means a change in ownership or control of the Corporation after the Registration Date effected through either of the following transactions: (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Corporation or by a Corporation-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or (ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means any committee appointed by the Board to administer the Plan.

“Common Stock” means the common stock of the Corporation.

“Corporation” means Uni-Pixel, Inc., a Delaware corporation.

“Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Corporation or any Related Entity to render consulting or advisory services to the Corporation or such Related Entity.

“Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

“Continuous Service” means that the provision of services to the Corporation or a Related Entity in any capacity of Employee, Director or Consultant, is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Corporation, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Corporation or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.  For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds ninety (90) days, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such ninety (90) day period.

“Corporate Transaction” means any of the following transactions: (i) a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Corporation is incorporated; (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation (including the capital stock of the Corporation’s subsidiary corporations); (iii) approval by the Corporation’s stockholders of any plan or proposal for the complete liquidation or dissolution of the Corporation; (iv) any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or (v) acquisition by any person or related group of persons (other than the Corporation or by a Corporation-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities (whether or not in a transaction also constituting a Change in Control) but excluding any such transaction that the Administrator determines shall not be a Corporate Transaction.

“Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code.

“Director” means a member of the Board or the board of directors of any Related Entity.

“Disability” means as defined under the long-term disability policy of the Corporation or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Corporation or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

“Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

“Employee” means any person, including an Officer or Director, who is in the employ of the Corporation or any Related Entity, subject to the control and direction of the Corporation or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Corporation or a Related Entity shall not be sufficient to constitute “employment” by the Corporation.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of Common Stock determined as follows: (i) where there exists a public market for the Common Stock, the Fair Market Value shall be (A) the closing price for a Share on the date of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Administrator to be the primary market for the Common Stock or the NASDAQ National Market, whichever is applicable or (B) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the NASDAQ Small Cap Market on the date of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or (ii) in the absence of an established market for the Common Stock of the type described in (i), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

“Good Reason” means the occurrence after a Corporate Transaction, Change in Control or Related Entity Disposition of any of the following events or conditions unless consented to by the Grantee (and the Grantee shall be deemed to have consented to any such event or condition unless the Grantee provides written notice of the Grantee’s non-acquiescence within 30 days of the effective time of such event or condition): (i) a change in the Grantee’s responsibilities or duties which represents a material and substantial diminution in the Grantee’s responsibilities or duties as in effect immediately preceding the consummation of a Corporate Transaction, Change in Control or Related Entity Disposition; (ii) a reduction in the Grantee’s base salary to a level below that in effect at any time within six (6) months preceding the consummation of a Corporate Transaction, Change in Control or Related Entity Disposition or at any time thereafter; or (iii) requiring the Grantee to be based at any place outside a 100-mile radius from the Grantee’s job location prior to the Corporate Transaction, Change in Control or Related Entity Disposition except for reasonably required travel on business which is not materially greater than such travel requirements prior to the Corporate Transaction, Change in Control or Related Entity Disposition.

“Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

“Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which these persons (or the Grantee) have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Corporation or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in

Section 424(e) of the Code.

“Performance-Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.

“Performance Shares” means Shares or an Award denominated in Shares which may be earned in whole or in part upon attainment of performance criteria established by the Administrator.

“Performance Units” means an Award which may be earned in whole or in part upon attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

“Plan” means this 2010 Stock Incentive Plan.

“Registration Date” means the first to occur of (i) the closing of the first sale to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, of (A) the Common Stock or (B) the same class of securities of a successor corporation (or its Parent) issued pursuant to a Corporate Transaction in exchange for or in substitution of the Common Stock; and (ii) in the event of a Corporate Transaction, the date of the consummation of the Corporate Transaction if the same class of securities of the successor corporation (or its Parent) issuable in such Corporate Transaction shall have been sold to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, on or prior to the date of consummation of such Corporate Transaction.

“Related Entity” means any Parent, Subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Corporation, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

“Related Entity Disposition” means the sale, distribution or other disposition by the Corporation, a Parent or a Subsidiary of all or substantially all of the interests of the Corporation, a Parent or a Subsidiary in any Related Entity effected by a sale, merger or consolidation or other transaction involving that Related Entity or the sale of all or substantially all of the assets of that Related Entity, other than any Related Entity Disposition to the Corporation, a Parent or a Subsidiary.

“Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

“SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

“Share” means a share of the Common Stock.

“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

2.02.                        Other Defined Terms. Other capitalized terms not defined above in Section 2.01 of this plan shall have the meanings provided elsewhere in this plan.

3.                                       Stock Subject to the Plan.

3.01.                        Fixed Share Limit.  Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is Nine Million (9,000,000) Shares. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

3.02.                        Shares Deemed Not Issued.  Any Shares covered by an Award (or portion of an Award) which is forfeited or canceled, expires or is settled in cash, shall be deemed not to have been issued for purposes of  determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Corporation at their original purchase price, such Shares shall become available for future grant under the Plan.

4.                                       Administration of the Plan.

4.01.                        Plan Administrator.

(a)                                  Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Corporation, the Plan shall be administered by (i) the Board or (ii) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(b)                                 Administration with Respect to Consultants and Other Employees.  With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Corporation, the Plan shall be administered by (i) the Board or (ii) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

(c)                                  Administration with Respect to Covered Employees.  Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the “Administrator” or to a “Committee” shall be deemed to be references to such Committee or subcommittee.

(d)                                 Administration Errors.  In the event an Award is granted in a manner inconsistent with the provisions of this Section 4.01, such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

4.02.                        Powers of the Administrator.  Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as other wise provided by the Board, the Administrator shall have the authority, in its discretion:

(a)                                  to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(b)                                 to determine whether and to what extent Awards are granted hereunder;

(c)                                  to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(d)                                 to approve forms of Award Agreements for use under the Plan;

(e)                                  to determine the terms and conditions of any Award granted hereunder;

(f)                                    to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent;

(g)                                 to construe and interpret the terms of the Plan and Awards, including with out limitation, any notice of Award or Award Agreement, granted pursuant to the Plan;

(h)                                 to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such rules or laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan; and

(i)                                     to take such other action, not inconsistent with the terms of the Plan, as the

Administrator deems appropriate.

5.                                       Eligibility.  Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Corporation, a Parent or a Subsidiary. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in foreign jurisdictions as the Administrator may determine from time to time.

6.                                       Terms and Conditions of Awards.

6.01.                        Type of Awards.  The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) an Option, a SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or (iii) any other security with the value derived from the value of the Shares. Such awards include, without limitation, Options, SARs, or sales or bonuses of Restricted Stock, Dividend Equivalent Rights, Performance Units or Performance Shares, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

6.02.                        Designation of Award.  Each Award shall be designated in the Award Agreement.  In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Corporation or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option.

6.03.                        Conditions of Award.  Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total stockholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measure of performance selected by the Administrator. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

6.04.                        Acquisitions and Other Transactions.  The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Corporation or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

6.05                           Deferral of Award Payment.  The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award (but only to the extent that such deferral programs would not result in an accounting compensation charge unless otherwise determined by the Administrator). The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

6.06.                        Separate Programs.  The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

6.07.                        Individual Option and SAR Limit.  There shall be no limit to the maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any fiscal year of the Corporation, except to the extent required by Section 162(m) of the Code or the regulations thereunder.

6.08.                        Early Exercise.  The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Corporation or a Related Entity or to any other restriction the Administrator determines to be appropriate.

6.09.                        Term of Award.  The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Incentive Stock Option shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Corporation or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

6.10.                        Transferability of Awards.  Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee; provided, however, that the Grantee may designate a beneficiary of the Grantee’s Incentive Stock Option in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator. Other Awards shall be transferred by will and by the laws of descent and distribution, and during the lifetime of the Grantee, by gift and/or pursuant to a domestic relations order to members of the Grantee’s Immediate Family to the extent and in the manner determined by the Administrator.

6.11.                        Time of Granting Awards.  The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

7.                                       Award Exercise or Purchase Price, Consideration and Taxes.

7.01.                        Exercise or Purchase Price.  The exercise or purchase price, if any, for an Award shall be as follows:

(a)                                  In the case of an Incentive Stock Option:

(i)                                     granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Corporation or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(ii)                                  granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(b)                                 In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant unless otherwise determined by the Administrator.

(c)                                  In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(d)                                 In the case of other Awards, such price as is determined by the Administrator.

(e)                                  Notwithstanding the foregoing provisions of this Section 7.01, in the case of an Award issued pursuant to Section 6.04, above, the exercise or purchase price for the Award shall be determined in accordance with the principles of Section 424(a) of the Code.

7.02.                        Consideration.  Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following; provided, however, that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

(a)                                  cash;

(b)                                 check;

(c)                                  delivery of Grantee’s promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate;

(d)                                 if the exercise or purchase occurs on or after the Registration Date, surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator);

(e)                                  with respect to Options, if the exercise occurs on or after the Registration Date, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Corporation-designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Corporation to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

(f)                                    any combination of the foregoing methods of payment.

7.03.                        Taxes.  No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Award, the Corporation shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

8.                                       Exercise of Award.

8.01.                        Procedure for Exercise; Rights as a Stockholder.

(a)                                  Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

(b)                                 An Award shall be deemed to be exercised when written notice of such exercise has been given to the Corporation in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7.02(e). Until the issuance (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to an Award, notwithstanding the exercise of an Option or other Award. The Corporation shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Award Agreement or Section 10, below.

8.02.                        Exercise of Award Following Termination of Continuous Service.

(a)                                  An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.

(b)                                 Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

(c)                                  Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee’s Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

9.                                       Conditions upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance. As a condition to the exercise of an Award, the Corporation may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Corporation, such a representation is required by any Applicable Laws.

10.                                 Adjustments upon Changes in Capitalization.  Subject to any required action by the stockholders of the Corporation, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any fiscal year of the Corporation, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (a) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (b) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Corporation, or (c) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock to which Section 424(a) of the Code applies or a similar transaction; provided, however that conversion of any convertible securities of the Corporation shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11.                                 Corporate Transactions/Changes in Control /Related Entity Dispositions.

11.01.                  Termination of Award to Extent Not Assumed.

(a)                                  Corporate Transaction.  Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate; provided, however, that all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

(b)                                 Related Entity Disposition.  Effective upon the consummation of a Related Entity Disposition, for purposes of the Plan and all Awards, there shall be a deemed termination of Continuous Service of each Grantee who is at the time engaged primarily in service to the Related Entity involved in such Related Entity Disposition and each Award of such Grantee which is at the time outstanding under the Plan shall be exercisable in accordance with the terms of the Award Agreement evidencing such Award. However, such Continuous Service shall not be deemed to terminate as to the portion of any such award that is Assumed.

11.02.                  Acceleration of Award upon Corporate Transaction/Change in Control/Related Entity Disposition.

(a)                                  Corporate Transaction.  Except as provided otherwise in an individual Award Agreement, in the event of a Corporate Transaction and:

(i)                                     for the portion of each Award that is Assumed, then such Award (if assumed), the replacement Award (if replaced), or the cash incentive program automatically shall become fully vested, exercisable and payable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Shares at the time represented by such Assumed portion of the Award, immediately upon termination of the Grantee’s Continuous Service (substituting the successor employer corporation, if any, for “Corporation or Related Entity” for the definition of “Continuous Service”) if such

Continuous Service is terminated by the successor company or the Corporation without Cause or voluntarily by the Grantee with Good Reason within twelve (12) months of the Corporate Transaction; and

(ii)                                  for the portion of each Award that is not Assumed, such portion of the Award shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Shares at the time represented by such portion of the Award, immediately prior to the specified effective date of such Corporate Transaction.

(b)                                 Change in Control.  Except as provided otherwise in an individual Award Agreement, following a Change in Control (other than a Change in Control which also is a Corporate Transaction) and upon the termination of the Continuous Service of a Grantee if such Continuous Service is terminated by the Corporation or Related Entity without Cause or voluntarily by the Grantee with Good Reason within twelve (12) months of a Change in Control, each Award of such Grantee which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value), immediately upon the termination of such Continuous Service.

(c)                                  Related Entity Disposition  Except as provided otherwise in an individual Award Agreement, in the event of a Related Entity Disposition and:

(i)                                     for the portion of each Award that is Assumed, then such Award (if assumed), the replacement Award (if replaced), or the cash incentive program automatically shall become vested, exercisable and payable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Shares at the time represented by such Assumed portion of the Award, immediately upon termination of the Grantee’s Continuous Service (substituting the successor employer corporation, if any, for “Corporation or Related Entity” for the definition of “Continuous Service”) if such Continuous Service is terminated by the successor company without Cause or voluntarily by the Grantee with Good Reason within twelve (12) months of the Related Entity Disposition; and

(ii)                                  for the portion of each Award of a Grantee who is at the time engaged primarily in service to the Related Entity involved in such Related Entity Disposition that is not Assumed, such portion of the Award of such Grantee automatically shall become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Shares at the time represented by such portion of the Award, immediately prior to the specified effective date of such Related Entity Disposition.

(d)                                 Effect of Acceleration on Incentive Stock Options.  The portion of any Incentive Stock Option accelerated under this Section 11 in connection with a Corporate Transaction, Change in Control or Related Entity Disposition shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. To the extent such dollar limitation is exceeded, the accelerated excess portion of such Option shall be exercisable as a Non-Qualified Stock Option.

12.                                 Effective Date and Term of Plan.  The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Corporation. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 17, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

13.                                 Amendment, Suspension or Termination of the Plan. The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Corporation shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required. No Award may be granted during any suspension of the Plan or after termination of the Plan. Any amendment, suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Corporation.

14.                                 Reservation of Shares. The Corporation, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Corporation to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Corporation’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Corporation of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15.                                 No Effect on Terms of Employment/Consulting Relationship.  The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the Corporation’s right to terminate the Grantee’s Continuous Service at any time, with or without Cause, and with or without notice. The Corporation’s ability to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.

16.                                 No Effect on Retirement and Other Benefit Plans.  Except as specifically provided in a retirement or other benefit plan of the Corporation or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Corporation or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

17.                                 Stockholder Approval.  The grant of Incentive Stock Options under the Plan shall be subject to approval by the stockholders of the Corporation within twelve (12) months before or after the date the Plan is adopted excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Stock Options under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable. In the event that stockholder approval is not obtained within the twelve (12) month period provided above, all Incentive Stock Options previously granted under the Plan shall be exercisable as Non-Qualified Stock Options.